UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2005


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                     001-13112                11-3129361
 ____________________________          ____________          ___________________
 (State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On August 11, 2005, Sandra Hatfield, has become the head of government and special project sales for the Company. Prior thereto, she served as the Chief Operating Officer since December 2000 and, effective immediately she has resigned that position for her new position.

Additionally, Sam White has been named the President of Point Blank Body Armor Inc. Mr. White has been with the Company since 2001, holding various positions throughout the years and most recently served as Vice President, responsible for sales, marketing and research and development initiatives. Previously, the Company appointed Patricia Lennex the President of Protective Apparel Corporation of America (PACA).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable

         (b)  Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 11, 2005


                                            DHB INDUSTRIES, INC.


                                            By: /s/ DAWN M. SCHLEGEL
                                                ___________________________
                                                Name:  Dawn M. Schlegel
                                                Title: Chief Financial Officer